UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2010 (December 16, 2010)

CommonWealth REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 16, 2010, CommonWealth REIT, or the Trust, entered into a term loan agreement with Wells Fargo Bank, National Association and a syndicate of other lenders, pursuant to which the Trust obtained a $400 million term loan maturing on December 15, 2015.  The Trust expects to apply the net proceeds of the term loan to repay amounts outstanding under its $750 million revolving credit facility and to fund general business activities, including possible future acquisitions.

The term loan bears interest at LIBOR plus 2%, subject to adjustment should the Trust’s credit rating change, is unsecured and is guaranteed by substantially all of the Trust’s subsidiaries.  The term loan agreement provides for acceleration of principal and payment of all other amounts payable thereunder upon the occurrence and continuation of certain events of default.  The agreement also contains a number of customary financial covenants which generally restrict the Trust’s ability to incur debts, including debts secured by mortgages on its properties, in excess of calculated amounts, require the Trust to maintain a minimum net worth and require the Trust to maintain other financial ratios.

The foregoing description of the term loan agreement is not complete and is subject to and qualified in its entirety by reference to the term loan agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS REPORT ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS. THESE INCLUDE STATEMENTS REGARDING THE INTEREST TO BE PAID ON THE TERM LOAN AND THE TRUST’S INTENDED USE OF THE NET PROCEEDS THEREOF.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SOME OF THESE FACTORS ARE BEYOND THE TRUST’S CONTROL. FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, THE TRUST DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

10.1

Term Loan Agreement, dated as of December 16, 2010, by and among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

	By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

Dated: December 17, 2010

EXHIBIT INDEX

Exhibit	Description

10.1

Term Loan Agreement, dated as of December 16, 2010, by and among CommonWealth REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto.